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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) August 31, 1995

                         ACCLAIM ENTERTAINMENT, INC.
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           (Exact name of registrant as specified in its charter)

                                  Delaware
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               (State or other jurisdiction of incorporation)

         0-16986                                  38-2698904
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(Commission File Number)               (IRS Employer Identification Number)

      One Acclaim Plaza, Glen Cove, New York            11542-2708
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     (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code (516) 656-5000


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         (Former Name or Former Address, if Changed Since Last Report)

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                              Page 1 of 12 Pages

                        Exhibit Index located at page 4

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ITEM 5.  OTHER EVENTS.

     On August 31, 1995, Acclaim Entertainment, Inc. (the "Registrant") and Lazer-Tron Corporation ("Lazer-Tron") announced (i) the approval by Lazer-Tron shareholders of the Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 22, 1995 and amended as of June 15, 1995 and as of July 24, 1995, between the Registrant, Lazer-Tron and Acclaim Arcade Holdings, Inc. ("Holdings"), a wholly-owned Delaware subsidiary of the Registrant, and the merger (the "Merger"), and (ii) the consummation of the Merger whereby the Registrant acquired all the outstanding shares of Lazer-Tron in a transaction pursuant to which Holdings merged with and into Lazer-Tron, with Lazer-Tron remaining as the surviving corporation of the Merger and a wholly-owned subsidiary of the Registrant.

     In connection with the Merger, upon surrender of their Lazer-Tron share certificates, shareholders of Lazer-Tron common stock have the right to receive 0.314 shares of Acclaim common stock for each share of Lazer-Tron common stock held. Under the Merger Agreement, the fraction of a share of common stock of Acclaim to be received by Lazer-Tron shareholders was determined by dividing $8.00 by the average closing stock price of Acclaim common stock as quoted on Nasdaq over a twenty business-day trading period commencing on August 2, 1995 and ending on August 29, 1995. The average closing price of the common stock of Acclaim over such period was $25.53.

     A letter of transmittal has been sent to all Lazer-Tron shareholders of record instructing them as to the exchange procedures for submission of their Lazer-Tron stock certificates for Registrant's stock certificates. Lazer-Tron's common stock has been delisted and deregistered and is no longer traded on The Nasdaq Stock Market.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

1. Agreement and Plan of Merger, dated as of March 22, 1995 and amended as of June 15, 1995 and as of July 24, 1995, between the Registrant, Lazer-Tron and Holdings.(1)

2.   Registrant and Lazer-Tron Joint Press Release, dated August 31, 1995.

3.   Letter of Transmittal to Lazer-Tron shareholders, dated September 1,
     1995.

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(1) Incorporated by reference to Exhibits 2, 2.1 and 2.2 to Registrant's
    Registration Statement on Form S-4 (Commission File No. 33-58883).

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ACCLAIM ENTERTAINMENT, INC.

                                   By  /s/ James Scoroposki
                                      --------------------------
                                      Name:  James Scoroposki
                                      Title: Co-Chairperson


Date:  September 13, 1995

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                                EXHIBIT INDEX

Exhibit                     DESCRIPTION                     Page
-------                     -----------                     ----
  2            Agreement and Plan of Merger, dated as
               of March 22, 1995 and amended as of
               June 15, 1995 and as of July 24, 1995,
               between the Registrant, Lazer-Tron
               and Holdings.(1)

  99.1         Registrant and Lazer-Tron Joint Press         5
               Release, dated August 31, 1995.

  99.2         Letter of Transmittal to Lazer-Tron           6
               shareholders, dated September 1, 1995.

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(1) Incorporated by reference to Exhibits 2, 2.1 and 2.2 to Registrant's
    Registration Statement on Form S-4 (Commission File No. 33-58883).

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